UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 31, 2014
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 30, 2014, Energizer Holdings, Inc. (the “Company”) issued a press release announcing financial and operating results for its second fiscal quarter ended March 31, 2014 and reaffirmed fiscal 2014 financial outlook. This press release, which included the attached unaudited Statement of Earnings for the quarter and year, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On April 30, 2014, the Company issued a press release announcing its intent to separate its Personal Care and Household Products businesses into two independent publicly traded companies. This press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference. In addition, the Company announced in this press release that a conference call would be held on April 30, 2014 to review the proposed separation, as well as to discuss its financial and operating results for the second fiscal quarter of 2014. A copy of the slide presentation regarding the proposed separation for use in conjunction with this conference call is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.
The information contained in Item 2.02 of this Current Report on Form 8-K and the press releases and slide presentation referred to therein is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: April 30, 2014

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release, dated April 30, 2014, Results Of Operations And Financial Condition

99.2	Press Release, dated April 30, 2014, Intent To Separate

99.3	Slide Presentation, dated April 30, 2014